UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
October 27, 2026
______________________________________________________________________
MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1555 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401 (Address of principal executive offices)(Zip Code)(1)

(561)839-3999
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐ ___________________________
(1)We have operations in multiple locations in the US, Europe and Asia and have not identified a single location as the Company’s headquarters. We are including this address to comply with the Securities and Exchange Commission’s requirements.

Item 2.02 Results of Operations and Financial Condition.
On October 29, 2026, Monolithic Power Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended September 30, 2026. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information under Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer

On October 27, 2026, the Board of Directors of the Company (“the Board”) appointed Tony Balow, age 56, as Vice President, Chief Financial Officer, effective immediately.

Mr. Balow served as the Company’s Vice President of Finance from September 2023 to October 2026. Prior to joining the Company, Mr. Balow spent 23 years at Intel, a global semiconductor company, and held a number of senior positions. Mr. Balow holds a Bachelor of Science and a Master of Science in Aerospace, Aeronautical and Astronautical Engineering from the University of Illinois Urbana-Champaign, and a Master of Business Administration from the University of Arizona.

There are no arrangements or understandings between Mr. Balow and any other person pursuant to which he was appointed as the Company’s Chief Financial Officer. Mr. Balow has no family relationship with any of the Company’s directors or executive officers as defined in Item 401(d) of Regulation S-K. Mr. Balow does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In accordance with the Company’s customary practice, the Company entered into its standard form of indemnification agreement with Mr. Balow.

Appointment of Chief Accounting Officer

On October 27, 2026, the Board appointed Robert Dean, age 61, as Vice President, Chief Accounting Officer, effective immediately.

Mr. Dean served as the Company’s Interim Chief Financial Officer from February 2026 to October 2026, and Corporate Controller from June 2016 to February 2026. Prior to joining the Company, Mr. Dean held various senior finance and accounting roles for other publicly traded companies, including Netflix, Varian and Applied Materials. Mr. Dean holds a Bachelor of Science in Accounting from San Jose State University and a Master of Business Administration from Santa Clara University.

There are no arrangements or understandings between Mr. Dean and any other person pursuant to which he was appointed as the Company’s Chief Accounting Officer. Mr. Dean has no family relationship with any of the Company’s directors or executive officers as defined in Item 401(d) of Regulation S-K. Mr. Dean does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In accordance with the Company’s customary practice, the Company entered into its standard form of indemnification agreement with Mr. Dean.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit	Description

99.1	Press release issued on October 29, 2026, announcing the financial results of the quarter ended September 30, 2026.
99.2	Press release issued on October 29, 2026, announcing the appointments of Chief Financial Officer and Chief Accounting Officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 29, 2026	By:	/s/ Saria Tseng
Saria Tseng
Executive Vice President, General Counsel